UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

202 S. Dean St. Englewood, NJ 07631

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to update certain information provided in Item 1.01 of the Current Report on Form 8-K filed by Jerrick Media Holdings, Inc. (the “Company”) on November 9, 2017 (the “Original 8-K”), specifically to include a description of that certain Registration Rights Agreement entered into by the Company and the Investors (as defined herein) in connection with the Offering (as defined herein). All other Items presented in the Original 8-K restated herein remain unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, from August 25, 2017 through November 8, 2017, Jerrick Media Holding, Inc. (the “Company”) conducted multiple closings of a private placement offering to accredited investors (the “Offering”) whereby the Company sold units of its securities (the “Units”) with each Unit consisting of a 15% Secured Convertible Promissory Note (each a “Note” and together the “Notes”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Conversion Shares”), at a price of $0.20 per share (the “Conversion Price”), and a five-year warrant to purchase the Company’s common stock equal to one hundred percent (100%) of the shares into which the Notes can be converted into (“Warrant Shares”) at an exercise price of $0.20 per share (the “Exercise Price”) by entering into subscription agreements (each a “Subscription Agreement”) with accredited investors (the “Investors”).

The Company terminated the Offering on November 9, 2017 (the “Termination Date”).

In connection with the Offering, the Company entered into that certain Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall prepare and, as soon as practicable, but in no event later than sixty days from the Termination Date, file a Registration Statement with the Securities and Exchange Commission (“SEC”) covering the resale of all the Registrable Securities (as defined in the Securities Purchase Agreement) for an offering to be made on a continuous basis pursuant to SEC Rule 415. The Company shall use its best efforts to cause the Registration Statement to become effective no later than ninety days after the Termination Date (the “Mandatory Effectiveness Date”).

At any time commencing on the date nine months following the Termination Date, the Investors owning no less than 50.1% of the aggregate principal amount of the Notes then outstanding shall have the one-time right to demand (the Demand Notice”) the Company to register for resale all Registrable Securities (“Demand Registration Statement”) under and in accordance with the Securities Act of 1933. Such a Demand Registration Statement shall be filed by the Company with the SEC no later than forty-five days after receipt by the Company of the Demand Notice. The Company shall use its best efforts to cause the Registration Statement to become effective no later than ninety days after the Demand Registration Statement’s initial filing (the “Demand Effectiveness Date”).

If the Company fails to file with the SEC a Mandatory Registration Statement or Demand Registration Statement within the applicable time frame, for each thirty day period of such failure and until the date a Mandatory Registration Statement or Demand Registration Statement is filed and/or the Registrable Securities may be sold pursuant to Rule 144, an amount in cash, as a partial liquidated damages and not as a penalty, equal to 2% of the aggregate gross proceeds paid by the Holders for the Notes (as defined in the Registration Rights Agreement) . The maximum liquidated damages shall be equal to 15% of the aggregate gross proceeds. If the Company fails to pay any partial liquidated damages in full within five days of the date payable, the Company shall pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders for the Notes (as defined in the Registration Rights Agreement), accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

If a Mandatory Registration Statement or Demand Registration Statement is not declared effective by the Commission on or prior to the Mandatory Effectiveness Date or the Demand Effectiveness Date, respectively, or the Commission declared any such Registration Statement effective, but the Holders (as defined in the Registration Rights Agreement) of Registrable Securities cannot sell such Registrable Securities thereunder, for any reason or no reason, then the interest rate shall increase two percent (2%) above the current interest rate, and will continue to increase two percent (2%) above the then effective interest rate after every 30-day period thereafter in which the Company remains in default. In no event shall any interest to be paid under the Notes exceed the maximum rate permitted by law. Notwithstanding the foregoing, the Company shall not be responsible to pay any penalties if the delay in effectiveness is the result of any comment relating to Rule 415, provided that the Company is working diligently to cause such effectiveness.

The foregoing description of the Offering does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreements, the Notes, the Registration Rights Agreements and the Warrants, the forms of which are either filed herewith or incorporated by reference as Exhibit 10.1, Exhibit 10.2, 10.3 and Exhibit 4.1, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
4.1	Form of Warrant (incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2017)
10.1	Form of Subscription Agreement (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2017)
10.2	Form of Promissory Note (incorporated herein by reference to Exhibit 10.2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2017)
10.3	Form of Registration Rights Agreement*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: November 20, 2017	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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